UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2020 (January 15, 2020)

BLACKROCK, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33099	32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, New York, New York	10055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $.01 par value	BLK	New York Stock Exchange
1.250% Notes due 2025	BLK25	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

First Quarter 2019 Results

On January 15, 2019, BlackRock, Inc. (the “Company”) reported results of operations for the three months and year ended December 31, 2019.

FINANCIAL RESULTS

	Q4	Q4	Full Year
(in millions, except per share data)	2019	2018	2019	2018
AUM	$7,429,633	$5,975,818	$7,429,633	$5,975,818
% change	24%		24%
Average AUM	$7,191,159	$6,187,713	$6,750,119	$6,313,273
% change	16%		7%
Total net flows	$128,839	$49,773	$428,736	$123,629

GAAP basis:
Revenue	$3,977	$3,434	$14,539	$14,198
% change	16%		2%
Operating income	$1,538	$1,246	$5,551	$5,457
% change	23%		2%
Operating margin	38.7%	36.3%	38.2%	38.4%
Net income(1)	$1,301	$927	$4,476	$4,305
% change	40%		4%
Diluted EPS	$8.29	$5.78	$28.43	$26.58
% change	43%		7%
Weighted average diluted shares	156.9	160.5	157.5	161.9
% change	(2)%		(3)%

As Adjusted:
Operating income(2)	$1,538	$1,310	$5,551	$5,531
% change	17%		0%
Operating margin(2)	43.5%	43.5%	43.7%	44.3%
Net income(1) (2)	$1,309	$975	$4,484	$4,361
% change	34%		3%
Diluted EPS(2)	$8.34	$6.08	$28.48	$26.93
% change	37%		6%

(1)	Net income represents net income attributable to BlackRock, Inc.
(2)	See notes (1) through (3) to the condensed consolidated statements of income and supplemental information on pages 16-17 for more information on as adjusted items and the reconciliation to GAAP.

Net flow highlights

	Q4	Full Year
(in billions)	2019	2019
Long-term net flows:	$99.0	$335.7

By region:

Americas	$52.3	$217.7
EMEA	35.1	93.4
APAC	11.6	24.6

By client type:

Retail:	$8.0	$15.8
US	8.2	23.4
International	(0.2)	(7.6)

iShares®:	$75.2	$183.5
Core	27.0	84.5
Non-Core	48.2	99.0

Institutional:	$15.8	$136.4
Active	15.3	99.5
Index	0.5	36.9

Cash management net flows	$29.8	$93.0

Total net flows	$128.8	$428.7

Business RESULTS

(in millions), (unaudited)	Q4 2019 Net flows	December 31, 2019 AUM	Q4 2019 Base fees(1)	December 31, 2019 AUM % of Total	Q4 2019 Base fees(1) % of Total
RESULTS BY CLIENT TYPE
Retail	$8,010	$703,297	$877	9%	27%
iShares ETFs	75,202	2,240,065	1,194	30%	39%
Institutional:
Active	15,296	1,338,670	577	18%	19%
Index	528	2,599,882	270	36%	9%

Total institutional	15,824	3,938,552	847	54%	28%

Long-term	99,036	6,881,914	2,918	93%	94%
Cash management	29,799	545,949	171	7%	6%
Advisory	4	1,770	—	—	—

Total	$128,839	$7,429,633	$3,089	100%	100%

RESULTS BY INVESTMENT STYLE
Active	$20,566	$1,947,222	$1,437	27%	46%
Index and iShares ETFs	78,470	4,934,692	1,481	66%	48%

Long-term	99,036	6,881,914	2,918	93%	94%
Cash management	29,799	545,949	171	7%	6%
Advisory	4	1,770	—	—	—

Total	$128,839	$7,429,633	$3,089	100%	100%

RESULTS BY PRODUCT TYPE
Equity	$38,600	$3,820,329	$1,481	52%	47%
Fixed income	38,275	2,315,392	861	31%	28%
Multi-asset	14,957	568,121	296	8%	10%
Alternatives	7,204	178,072	280	2%	9%

Long-term	99,036	6,881,914	2,918	93%	94%
Cash management	29,799	545,949	171	7%	6%
Advisory	4	1,770	—	—	—

Total	$128,839	$7,429,633	$3,089	100%	100%

(1)	Base fees include investment advisory, administration fees and securities lending revenue.

INVESTMENT PERFORMANCE AT December 31, 2019(1)

	One- year period	Three- year period	Five- year period
Fixed income:
Actively managed AUM above benchmark or peer median
Taxable	87%	86%	89%
Tax-exempt	61%	79%	77%
Index AUM within or above applicable tolerance	95%	98%	91%
Equity:
Actively managed AUM above benchmark or peer median
Fundamental	71%	76%	82%
Systematic	54%	84%	82%
Index AUM within or above applicable tolerance	97%	98%	99%

(1)	Past performance is not indicative of future results. The performance information shown is based on preliminary available data. Please refer to page 18 “Performance Notes” for performance disclosure detail.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except shares and per share data), (unaudited)

	Three Months				Three Months
	Ended				Ended
	December 31,				September 30,
	2019	2018	Change		2019	Change
Revenue
Investment advisory, administration fees and securities lending revenue	$3,089	$2,779	$310		$2,980	$109
Investment advisory performance fees	239	100	139		121	118
Technology services revenue	274	203	71		259	15
Distribution fees	270	271	(1)		270	—
Advisory and other revenue	105	81	24		62	43

Total revenue	3,977	3,434	543		3,692	285

Expense
Employee compensation and benefits	1,212	1,020	192		1,111	101
Distribution and servicing costs	438	420	18		427	11
Direct fund expense	245	224	21		239	6
General and administration	515	449	66		385	130
Restructuring charge	—	60	(60)		—	—
Amortization of intangible assets	29	15	14		28	1

Total expense	2,439	2,188	251		2,190	249

Operating income	1,538	1,246	292		1,502	36
Nonoperating income (expense)
Net gain (loss) on investments	118	(67)	185		(7)	125
Interest and dividend income	29	41	(12)		19	10
Interest expense	(51)	(46)	(5)		(54)	3

Total nonoperating income (expense)	96	(72)	168		(42)	138

Income before income taxes	1,634	1,174	460		1,460	174
Income tax expense	300	247	53		341	(41)

Net income	1,334	927	407		1,119	215

Less:
Net income (loss) attributable to noncontrolling interests	33	—	33		—	33

Net income attributable to BlackRock, Inc.	$1,301	$927	$374		$1,119	$182

Weighted-average common shares outstanding
Basic	155,195,733	158,859,998	(3,664,265)		155,280,877	(85,144)
Diluted	156,894,201	160,450,266	(3,556,065)		156,447,387	446,814
Earnings per share attributable to BlackRock, Inc. common stockholders (3)
Basic	$8.38	$5.84	$2.54		$7.21	$1.17
Diluted	$8.29	$5.78	$2.51		$7.15	$1.14

Cash dividends declared and paid per share	$3.30	$3.13	$0.17		$3.30	$—

Supplemental information:

AUM (end of period)	$7,429,633	$5,975,818	$1,453,815		$6,963,932	$465,701
Shares outstanding (end of period)	155,198,968	158,520,147	(3,321,179)		155,173,103	25,865

GAAP:
Operating margin	38.7%	36.3%	240	bps	40.7%	(200)	bps
Effective tax rate	18.8%	21.0%	(220)	bps	23.3%	(450)	bps
As adjusted:
Operating income (1)	$1,538	$1,310	$228		$1,502	$36
Operating margin (1)	43.5%	43.5%	—	bps	46.0%	(250)	bps
Nonoperating income (expense), less net income (loss) attributable to noncontrolling interests	$63	$(72)	$135		$(42)	$105
Net income attributable to BlackRock, Inc. (2)	$1,309	$975	$334		$1,119	$190
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (2) (3)	$8.34	$6.08	$2.26		$7.15	$1.19
Effective tax rate	18.3%	21.2%	(290)	bps	23.3%	(500)	bps

See pages 15-17 for the reconciliation to GAAP and notes (1) through (3) for more information on as adjusted items.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except shares and per share data), (unaudited)

	Year Ended
	December 31,
	2019	2018	Change
Revenue
Investment advisory, administration fees and securities lending revenue	$11,777	$11,553	$224
Investment advisory performance fees	450	412	38
Technology services revenue	974	785	189
Distribution fees	1,069	1,155	(86)
Advisory and other revenue	269	293	(24)

Total revenue	14,539	14,198	341

Expense
Employee compensation and benefits	4,470	4,320	150
Distribution and servicing costs	1,685	1,675	10
Direct fund expense	978	998	(20)
General and administration	1,758	1,638	120
Restructuring charge	—	60	(60)
Amortization of intangible assets	97	50	47

Total expense	8,988	8,741	247

Operating income	5,551	5,457	94
Nonoperating income (expense)
Net gain (loss) on investments	342	1	341
Interest and dividend income	97	104	(7)
Interest expense	(203)	(184)	(19)

Total nonoperating income (expense)	236	(79)	315

Income before income taxes	5,787	5,378	409
Income tax expense	1,261	1,076	185

Net income	4,526	4,302	224

Less:
Net income (loss) attributable to noncontrolling interests	50	(3)	53

Net income attributable to BlackRock, Inc.	$4,476	$4,305	$171

Weighted-average common shares outstanding
Basic	156,014,343	160,301,116	(4,286,773)
Diluted	157,459,546	161,948,732	(4,489,186)
Earnings per share attributable to BlackRock, Inc. common stockholders (3)
Basic	$28.69	$26.86	$1.83
Diluted	$28.43	$26.58	$1.85
Cash dividends declared and paid per share	$13.20	$12.02	$1.18

Supplemental information:
AUM (end of period)	$7,429,633	$5,975,818	$1,453,815
Shares outstanding (end of period)	155,198,968	158,520,147	(3,321,179)
GAAP:
Operating margin	38.2%	38.4%	(20	)bps
Effective tax rate	22.0%	20.0%	200	bps
As adjusted:
Operating income (1)	$5,551	$5,531	$20
Operating margin (1)	43.7%	44.3%	(60	)bps
Nonoperating income (expense), less net income (loss) attributable to noncontrolling interests	$186	$(76)	$262
Net income attributable to BlackRock, Inc. (2)	$4,484	$4,361	$123
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (2) (3)	$28.48	$26.93	$1.55
Effective tax rate	21.9%	20.0%	190	bps

See pages 15-17 for the reconciliation to GAAP and notes (1) through (3) for more information on as adjusted items.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Current Quarter Component Changes by Client Type and Product Type

	September 30, 2019	Net inflows (outflows)	Market change	FX impact (1)	December 31, 2019	Average AUM(2)
Retail:
Equity	$231,645	$1,936	$15,060	$3,772	$252,413	$241,634
Fixed income	297,186	4,992	750	2,337	305,265	300,769
Multi-asset	116,040	(588)	4,461	526	120,439	118,157
Alternatives	23,247	1,670	88	175	25,180	24,208

Retail subtotal	668,118	8,010	20,359	6,810	703,297	684,768
iShares ETFs:
Equity	1,468,711	49,072	110,039	5,150	1,632,972	1,547,724
Fixed income	539,260	24,963	(1,649)	3,216	565,790	552,267
Multi-asset	4,659	380	163	8	5,210	4,915
Alternatives	34,188	787	1,082	36	36,093	35,032

iShares ETFs subtotal	2,046,818	75,202	109,635	8,410	2,240,065	2,139,938
Institutional:
Active:
Equity	128,723	523	9,963	1,909	141,118	134,375
Fixed income	649,883	(5,148)	1,436	5,197	651,368	651,702
Multi-asset	398,937	15,219	14,486	5,591	434,233	414,661
Alternatives	105,521	4,702	305	1,423	111,951	109,011

Active subtotal	1,283,064	15,296	26,190	14,120	1,338,670	1,309,749
Index:
Equity	1,659,424	(12,931)	129,642	17,691	1,793,826	1,727,068
Fixed income	781,102	13,468	(28,566)	26,965	792,969	788,927
Multi-asset	8,085	(54)	205	3	8,239	8,106
Alternatives	4,570	45	152	81	4,848	4,705

Index subtotal	2,453,181	528	101,433	44,740	2,599,882	2,528,806

Institutional subtotal	3,736,245	15,824	127,623	58,860	3,938,552	3,838,555

Long-term	6,451,181	99,036	257,617	74,080	6,881,914	6,663,261
Cash management	510,984	29,799	1,008	4,158	545,949	526,145
Advisory (3)	1,767	4	(15)	14	1,770	1,753

Total	$6,963,932	$128,839	$258,610	$78,252	$7,429,633	$7,191,159

Current Quarter Component Changes by Investment Style and Product Type (Long-term)

	September 30, 2019	Net inflows (outflows)	Market change	FX impact (1)	December 31, 2019	Average AUM(2)
Active:
Equity	$290,519	$685	$21,444	$3,497	$316,145	$302,416
Fixed income	931,179	(1,126)	2,545	6,677	939,275	935,823
Multi-asset	514,973	14,635	18,947	6,117	554,672	532,816
Alternatives	128,766	6,372	394	1,598	137,130	133,219

Active subtotal	1,865,437	20,566	43,330	17,889	1,947,222	1,904,274
Index and iShares ETFs:
iShares ETFs:
Equity	1,468,711	49,072	110,039	5,150	1,632,972	1,547,724
Fixed income	539,260	24,963	(1,649)	3,216	565,790	552,267
Multi-asset	4,659	380	163	8	5,210	4,915
Alternatives	34,188	787	1,082	36	36,093	35,032

iShares ETFs subtotal	2,046,818	75,202	109,635	8,410	2,240,065	2,139,938
Non-ETF Index:
Equity	1,729,273	(11,157)	133,221	19,875	1,871,212	1,800,661
Fixed income	796,992	14,438	(28,925)	27,822	810,327	805,575
Multi-asset	8,089	(58)	205	3	8,239	8,108
Alternatives	4,572	45	151	81	4,849	4,705

Non-ETF Index subtotal	2,538,926	3,268	104,652	47,781	2,694,627	2,619,049

Index and iShares ETFs subtotal	4,585,744	78,470	214,287	56,191	4,934,692	4,758,987

Long-term	$6,451,181	$99,036	$257,617	$74,080	$6,881,914	$6,663,261

Current Quarter Component Changes by Product Type (Long-term)

	September 30, 2019	Net inflows (outflows)	Market change	FX impact (1)	December 31, 2019	Average AUM(2)
Equity	$3,488,503	$38,600	$264,704	$28,522	$3,820,329	$3,650,801
Fixed income	2,267,431	38,275	(28,029)	37,715	2,315,392	2,293,665
Multi-asset	527,721	14,957	19,315	6,128	568,121	545,839
Alternatives:
Illiquid alternatives	70,516	4,066	(152)	919	75,349	72,738
Liquid alternatives	55,544	2,294	519	691	59,048	57,768
Currency and commodities(4)	41,466	844	1,260	105	43,675	42,450

Alternatives subtotal	167,526	7,204	1,627	1,715	178,072	172,956

Long-term	$6,451,181	$99,036	$257,617	$74,080	$6,881,914	$6,663,261

(1)	Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(2)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing four months.
(3)	Advisory AUM represents long-term portfolio liquidation assignments.
(4)	Amounts include commodity iShares ETFs.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-over-Year Component Changes by Client Type and Product Type

	December 31, 2018	Net inflows (outflows)	Market change	FX impact (1)	December 31, 2019	Average AUM(2)
Retail:
Equity	$205,714	$(652)	$45,820	$1,531	$252,413	$229,688
Fixed income	271,588	21,222	11,882	573	305,265	289,632
Multi-asset	113,417	(9,291)	16,138	175	120,439	117,366
Alternatives	20,131	4,531	506	12	25,180	22,384

Retail subtotal	610,850	15,810	74,346	2,291	703,297	659,070
iShares ETFs:
Equity	1,274,262	64,705	292,840	1,165	1,632,972	1,453,395
Fixed income	427,596	112,345	25,878	(29)	565,790	503,266
Multi-asset	4,485	113	601	11	5,210	4,489
Alternatives	25,082	6,329	4,664	18	36,093	29,767

iShares ETFs subtotal	1,731,425	183,492	323,983	1,165	2,240,065	1,990,917
Institutional:
Active:
Equity	110,976	1,852	27,547	743	141,118	124,722
Fixed income	538,961	55,006	55,358	2,043	651,368	611,383
Multi-asset	336,237	28,785	68,410	801	434,233	385,495
Alternatives	93,805	13,813	3,852	481	111,951	103,369

Active subtotal	1,079,979	99,456	155,167	4,068	1,338,670	1,224,969
Index:
Equity	1,444,873	(37,552)	380,101	6,404	1,793,826	1,640,715
Fixed income	646,272	75,006	55,969	15,722	792,969	733,371
Multi-asset	7,745	(718)	1,203	9	8,239	8,095
Alternatives	4,340	166	272	70	4,848	4,580

Index subtotal	2,103,230	36,902	437,545	22,205	2,599,882	2,386,761

Institutional subtotal	3,183,209	136,358	592,712	26,273	3,938,552	3,611,730

Long-term	5,525,484	335,660	991,041	29,729	6,881,914	6,261,717
Cash management	448,565	93,074	3,054	1,256	545,949	486,636
Advisory (3)	1,769	2	(19)	18	1,770	1,766

Total	$5,975,818	$428,736	$994,076	$31,003	$7,429,633	$6,750,119

Year-over-Year Component Changes by Investment Style and Product Type (Long-term)

		Net
	December 31, 2018	inflows (outflows)	Market change	FX impact (1)	December 31, 2019	Average AUM(2)
Active:
Equity	$258,205	$(2,918)	$59,701	$1,157	$316,145	$286,461
Fixed income	795,985	74,972	66,150	2,168	939,275	885,170
Multi-asset	449,654	19,494	84,549	975	554,672	502,860
Alternatives	113,936	18,344	4,357	493	137,130	125,753

Active subtotal	1,617,780	109,892	214,757	4,793	1,947,222	1,800,244
Index and iShares ETFs:
iShares ETFs
Equity	1,274,262	64,705	292,840	1,165	1,632,972	1,453,395
Fixed income	427,596	112,345	25,878	(29)	565,790	503,266
Multi-asset	4,485	113	601	11	5,210	4,489
Alternatives	25,082	6,329	4,664	18	36,093	29,767

iShares ETFs subtotal	1,731,425	183,492	323,983	1,165	2,240,065	1,990,917
Non-ETF Index
Equity	1,503,358	(33,434)	393,767	7,521	1,871,212	1,708,664
Fixed income	660,836	76,262	57,059	16,170	810,327	749,216
Multi-asset	7,745	(718)	1,202	10	8,239	8,096
Alternatives	4,340	166	273	70	4,849	4,580

Non-ETF Index subtotal	2,176,279	42,276	452,301	23,771	2,694,627	2,470,556

Index and iShares ETFs subtotal	3,907,704	225,768	776,284	24,936	4,934,692	4,461,473

Long-term	$5,525,484	$335,660	$991,041	$29,729	$6,881,914	$6,261,717

Year-over-Year Component Changes by Product Type (Long-term)

	December 31, 2018	Net inflows (outflows)	Market change	FX impact (1)	December 31, 2019	Average AUM(2)
Equity	$3,035,825	$28,353	$746,308	$9,843	$3,820,329	$3,448,520
Fixed income	1,884,417	263,579	149,087	18,309	2,315,392	2,137,652
Multi-asset	461,884	18,889	86,352	996	568,121	515,445
Alternatives:
Illiquid alternatives	59,827	14,103	1,101	318	75,349	68,030
Liquid alternatives	51,718	3,957	3,224	149	59,048	55,088
Currency and commodities(4)	31,813	6,779	4,969	114	43,675	36,982

Alternatives subtotal	143,358	24,839	9,294	581	178,072	160,100

Long-term	$5,525,484	$335,660	$991,041	$29,729	$6,881,914	$6,261,717

(1)	Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(2)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing thirteen months.
(3)	Advisory AUM represents long-term portfolio liquidation assignments.
(4)	Amounts include commodity iShares ETFs

SUMMARY OF REVENUE

	Three Months			Three Months		Year
	Ended			Ended		Ended
	December 31,			September 30,		December 31,
(in millions), (unaudited)	2019	2018	Change	2019	Change	2019	2018	Change
Investment advisory, administration fees and securities lending revenue:
Equity:
Active	$403	$385	$18	$391	$12	$1,554	$1,654	$(100)
iShares ETFs	906	827	79	872	34	3,495	3,549	(54)
Non-ETF Index	172	153	19	168	4	667	685	(18)

Equity subtotal	1,481	1,365	116	1,431	50	5,716	5,888	(172)
Fixed income:
Active	491	466	25	496	(5)	1,918	1,840	78
iShares ETFs	258	205	53	251	7	963	825	138
Non-ETF Index	112	95	17	98	14	405	387	18

Fixed income subtotal	861	766	95	845	16	3,286	3,052	234
Multi-asset	296	287	9	288	8	1,148	1,176	(28)
Alternatives:
Illiquid alternatives	138	99	39	122	16	488	348	140
Liquid alternatives	112	94	18	105	7	413	384	29
Currency and commodities	30	23	7	30	—	108	98	10

Alternatives subtotal	280	216	64	257	23	1,009	830	179

Long-term	2,918	2,634	284	2,821	97	11,159	10,946	213
Cash management	171	145	26	159	12	618	607	11

Total base fees	3,089	2,779	310	2,980	109	11,777	11,553	224
Investment advisory performance fees:
Equity	31	23	8	1	30	36	91	(55)
Fixed income	8	6	2	—	8	10	8	2
Multi-asset	12	4	8	1	11	19	19	—
Alternatives:
Illiquid alternatives	96	48	48	5	91	136	70	66
Liquid alternatives	92	19	73	114	(22)	249	224	25

Alternatives subtotal	188	67	121	119	69	385	294	91

Total performance fees	239	100	139	121	118	450	412	38
Technology services revenue	274	203	71	259	15	974	785	189
Distribution fees:
Retrocessions	167	168	(1)	166	1	658	709	(51)
12b-1 fees (US mutual fund distribution fees)	91	93	(2)	90	1	358	406	(48)
Other	12	10	2	14	(2)	53	40	13

Total distribution fees	270	271	(1)	270	—	1,069	1,155	(86)
Advisory and other revenue:
Advisory	37	33	4	21	16	99	113	(14)
Other	68	48	20	41	27	170	180	(10)

Total advisory and other revenue	105	81	24	62	43	269	293	(24)

Total revenue	$3,977	$3,434	$543	$3,692	$285	$14,539	$14,198	$341

Highlights

•	Investment advisory, administration fees and securities lending revenue increased $310 million from the fourth quarter of 2018, primarily driven by the positive impact of market beta, organic growth and higher securities lending revenue, partially offset by strategic pricing changes to certain products. Securities lending revenue of $169 million increased from $129 million in the fourth quarter of 2018, primarily reflecting higher lending spreads and higher average balances of securities on loan.

Investment advisory, administration fees and securities lending revenue increased $109 million from the third quarter of 2019, driven by the impact of higher average AUM. Securities lending revenue of $169 million increased from $150 million in the third quarter of 2019.

•	Performance fees increased $139 million from the fourth quarter of 2018, primarily reflecting higher revenue from liquid and illiquid alternative products.

Performance fees increased $118 million from the third quarter of 2019, primarily reflecting higher revenue from illiquid alternative and long-only equity products.

•	Technology services revenue increased $71 million from the fourth quarter of 2018 and $15 million from the third quarter of 2019, primarily reflecting the impact of the eFront acquisition and higher revenue from Aladdin®.

•	Advisory and other revenue increased $24 million from the fourth quarter of 2018 and $43 million from the third quarter of 2019, primarily reflecting higher transition management and advisory assignments.

SUMMARY OF OPERATING EXPENSE

	Three Months			Three Months		Year
	Ended			Ended		Ended
	December 31,			September 30,		December 31,
(in millions), (unaudited)	2019	2018	Change	2019	Change	2019	2018	Change
Operating expense
Employee compensation and benefits	$1,212	$1,020	$192	$1,111	$101	$4,470	$4,320	$150
Distribution and servicing costs:
Retrocessions	167	168	(1)	166	1	658	709	(51)
12b-1 costs	89	92	(3)	89	—	354	399	(45)
Other	182	160	22	172	10	673	567	106

Total distribution and servicing costs	438	420	18	427	11	1,685	1,675	10
Direct fund expense	245	224	21	239	6	978	998	(20)
General and administration:
Marketing and promotional	109	108	1	79	30	350	361	(11)
Occupancy and office related	83	73	10	75	8	307	293	14
Portfolio services	70	68	2	64	6	261	271	(10)
Technology	83	62	21	70	13	289	234	55
Professional services	46	47	(1)	38	8	161	158	3
Communications	10	9	1	10	—	39	37	2
Foreign exchange remeasurement	13	4	9	(2)	15	31	16	15
Contingent consideration fair value adjustments	35	31	4	(1)	36	53	65	(12)
Product launch costs	—	—	—	—	—	59	12	47
Other general and administration	66	47	19	52	14	208	191	17

Total general and administration expense	515	449	66	385	130	1,758	1,638	120
Restructuring charge	—	60	(60)	—	—	—	60	(60)
Amortization of intangible assets	29	15	14	28	1	97	50	47

Total operating expense	$2,439	$2,188	$251	$2,190	$249	$8,988	$8,741	$247

Highlights

•	Employee compensation and benefits expense increased $192 million from the fourth quarter of 2018, primarily reflecting higher headcount and higher incentive compensation, driven by higher operating income, higher performance fees and higher deferred compensation expense.

Employee compensation and benefits expense increased $101 million from the third quarter of 2019, primarily reflecting higher incentive compensation, driven by higher operating income and higher performance fees.

•	Direct fund expense increased $21 million from the fourth quarter of 2018, reflecting higher average AUM.

•	General and administration expense increased $66 million from the fourth quarter of 2018, primarily due to higher technology expense, higher occupancy and office related expense, and the impact of foreign exchange remeasurement.

General and administration expense increased $130 million from the third quarter of 2019, primarily due to higher contingent consideration fair value adjustments, seasonally higher marketing and promotional expense, higher technology expense and the impact of foreign exchange remeasurement.

•	Amortization of intangible assets expense increased $14 million from the fourth quarter of 2018, primarily reflecting amortization of intangible assets acquired in the eFront acquisition.

INCOME TAX EXPENSE

	Three Months				Three Months			Year
	Ended				Ended			Ended
	December 31,				September 30,			December 31,
(in millions), (unaudited)	2019	2018	Change		2019	Change		2019	2018	Change
Income tax expense	$300	$247	$53		$341	$(41)		$1,261	$1,076	$185
Effective tax rate	18.8%	21.0%	(220)	bps	23.3%	(450)	bps	22.0%	20.0%	200	bps

Highlights

•	Fourth quarter 2019 income tax expense includes $21 million of discrete tax benefits.

SUMMARY AND RECONCILIATION OF U.S. GAAP NONOPERATING INCOME (EXPENSE) TO NONOPERATING INCOME (EXPENSE), AS ADJUSTED

	Three Months			Three Months		Year
	Ended			Ended		Ended
	December 31,			September 30,		December 31,
(in millions), (unaudited)	2019	2018	Change	2019	Change	2019	2018	Change
Nonoperating income (expense), GAAP basis	$96	$(72)	$168	$(42)	$138	$236	$(79)	$315
Less: Net income (loss) attributable to noncontrolling interests (“NCI”)	33	—	33	—	33	50	(3)	53

Nonoperating income (expense), as adjusted(1)(2)	$63	$(72)	$135	$(42)	$105	$186	$(76)	$262

	Three Months			Three Months		Year
	Ended			Ended		Ended
	December 31,			September 30,		December 31,
(in millions), (unaudited)	2019	2018	Change	2019	Change	2019	2018	Change
Net gain (loss) on investments(1)(2)
Private equity	$9	$(15)	$24	$6	$3	$47	$(5)	$52
Real assets	(1)	2	(3)	12	(13)	21	26	(5)
Other alternatives(3)	1	(3)	4	3	(2)	19	2	17
Other investments(4)	40	(50)	90	—	40	144	(70)	214

Subtotal	49	(66)	115	21	28	231	(47)	278
Other gains (losses)(5)	36	(1)	37	(28)	64	61	51	10

Total net gain (loss) on investments(1)(2)	85	(67)	152	(7)	92	292	4	288
Interest and dividend income	29	41	(12)	19	10	97	104	(7)
Interest expense	(51)	(46)	(5)	(54)	3	(203)	(184)	(19)

Net interest expense	(22)	(5)	(17)	(35)	13	(106)	(80)	(26)

Nonoperating income (expense), as adjusted(1)(2)	$63	$(72)	$135	$(42)	$105	$186	$(76)	$262

(1)	Net of net income (loss) attributable to NCI. Amounts also include net gain (loss) on consolidated VIEs.
(2)	Management believes nonoperating income (expense), as adjusted, is an effective measure for reviewing BlackRock’s nonoperating results. For more information on other as adjusted items and the reconciliation to GAAP see notes (1) through (3) to the condensed consolidated statements of income and supplemental information on pages 15-17.
(3)	Amounts primarily include net gains (losses) related to direct hedge fund strategies and hedge fund solutions.
(4)	Amounts primarily include net gains (losses) related to equity and fixed income investments.
(5)	Amounts for the three months and year ended December 31, 2019 and 2018 primarily include noncash pre-tax gains (losses) related to the revaluation of certain minority strategic investments. Amounts for the year ended December 31, 2018 also include a $40 million pre-tax gain related to the sale of BlackRock’s minority interest in DSP BlackRock Investment Managers Pvt. Ltd. to the DSP Group in August 2018.

RECONCILIATION OF U.S. GAAP OPERATING INCOME AND OPERATING MARGIN TO OPERATING INCOME AND OPERATING MARGIN, AS ADJUSTED

	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
(in millions), (unaudited)	2019	2018	2019	2019	2018
Operating income, GAAP basis	$1,538	$1,246	$1,502	$5,551	$5,457
Non-GAAP expense adjustments:
Restructuring charge	—	60	—	—	60
PNC LTIP funding obligation	—	4	—	—	14

Operating income, as adjusted (1)	1,538	1,310	1,502	5,551	5,531
Product launch costs and commissions	—	—	—	61	13

Operating income used for operating margin measurement	$1,538	$1,310	$1,502	$5,612	$5,544

Revenue, GAAP basis	$3,977	$3,434	$3,692	$14,539	$14,198
Non-GAAP adjustments:
Distribution fees	(270)	(271)	(270)	(1,069)	(1,155)
Investment advisory fees	(168)	(149)	(157)	(616)	(520)

Revenue used for operating margin measurement	$3,539	$3,014	$3,265	$12,854	$12,523

Operating margin, GAAP basis	38.7%	36.3%	40.7%	38.2%	38.4%

Operating margin, as adjusted (1)	43.5%	43.5%	46.0%	43.7%	44.3%

See note (1) to the condensed consolidated statements of income and supplemental information on page 16 for more information on as adjusted items and the reconciliation to GAAP.

RECONCILIATION OF U.S. GAAP NET INCOME ATTRIBUTABLE TO BLACKROCK TO NET INCOME ATTRIBUTABLE TO BLACKROCK, AS ADJUSTED

	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
(in millions, except per share data), (unaudited)	2019	2018	2019	2019	2018
Net income attributable to BlackRock, Inc., GAAP basis	$1,301	$927	$1,119	$4,476	$4,305
Non-GAAP adjustments:
Restructuring charge, net of tax	—	47	—	—	47
PNC LTIP funding obligation, net of tax	—	3	—	—	12
Income tax matters	8	(2)	—	8	(3)

Net income attributable to BlackRock, Inc., as adjusted (2)	$1,309	$975	$1,119	$4,484	$4,361

Diluted weighted-average common shares outstanding (3)	156.9	160.5	156.4	157.5	161.9
Diluted earnings per common share, GAAP basis (3)	$8.29	$5.78	$7.15	$28.43	$26.58
Diluted earnings per common share, as adjusted (2) (3)	$8.34	$6.08	$7.15	$28.48	$26.93

See notes (2) and (3) to the condensed consolidated statements of income and supplemental information on page 17 for more information on as adjusted items and the reconciliation to GAAP.

NOTES TO CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION (unaudited)

BlackRock reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”); however, management believes evaluating the Company’s ongoing operating results may be enhanced if investors have additional non-GAAP financial measures. Management reviews non-GAAP financial measures to assess ongoing operations and considers them to be helpful, for both management and investors, in evaluating BlackRock’s financial performance over time. Management also uses non-GAAP financial measures as a benchmark to compare its performance with other companies and to enhance the comparability of this information for the reporting periods presented. Non-GAAP measures may pose limitations because they do not include all of BlackRock’s revenue and expense. BlackRock’s management does not advocate that investors consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Non-GAAP measures may not be comparable to other similarly titled measures of other companies.

Management uses both GAAP and non-GAAP financial measures in evaluating BlackRock’s financial performance. Adjustments to GAAP financial measures (“non-GAAP adjustments”) include certain items management deems nonrecurring or that occur infrequently, transactions that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow.

Computations for all periods are derived from the condensed consolidated statements of income as follows:

(1) Operating income, as adjusted, and operating margin, as adjusted: Management believes operating income, as adjusted, and operating margin, as adjusted, are effective indicators of BlackRock’s financial performance over time, and, therefore, provide useful disclosure to investors. Management believes that operating margin, as adjusted, reflects the Company’s long-term ability to manage ongoing costs in relation to its revenues. The Company uses operating margin, as adjusted, to assess the Company’s financial performance and to determine the long-term and annual compensation of the Company’s senior-level employees. Furthermore, this metric is used to evaluate the Company’s relative performance against industry peers, as it eliminates margin variability arising from the accounting of revenues and expenses related to distributing different product structures in multiple distribution channels utilized by asset managers.

•	Operating income, as adjusted, includes non-GAAP expense adjustments. In 2018, a restructuring charge, primarily comprised of severance and accelerated amortization expense of previously granted deferred compensation awards, has been excluded to provide more meaningful analysis of BlackRock’s ongoing operations and to ensure comparability among periods presented. In addition, in 2018, the portion of compensation expense associated with certain long-term incentive plans (“LTIP”) funded, or to be funded, through share distributions to participants of BlackRock stock held by The PNC Financial Services Group, Inc. (“PNC”) has been excluded because it ultimately does not impact BlackRock’s book value.

•	Operating income used for measuring operating margin, as adjusted, is equal to operating income, as adjusted, excluding the impact of product launch costs (e.g. closed-end fund launch costs) and related commissions. Management believes the exclusion of such costs and related commissions is useful because these costs can fluctuate considerably and revenue associated with the expenditure of these costs will not fully impact BlackRock’s results until future periods.

•	Revenue used for calculating operating margin, as adjusted, is reduced to exclude all of the Company’s distribution fees, which are recorded as a separate line item on the condensed consolidated statements of income, as well as a portion of investment advisory fees received that is used to pay distribution and servicing costs. For certain products, based on distinct arrangements, distribution fees are collected by the Company and then passed-through to third-party client intermediaries. For other products, investment advisory fees are collected by the Company and a portion is passed-through to third-party client intermediaries. However, in both structures, the third-party client intermediary similarly owns the relationship with the retail client and is responsible for distributing the product and servicing the client. The amount of distribution and investment advisory fees fluctuates each period primarily based on a predetermined percentage of the value of AUM during the period. These fees also vary based on the type of investment product sold and the geographic location where it is sold. In addition, the Company may waive fees on certain products that could result in the reduction of payments to the third-party intermediaries.

(2) Net income attributable to BlackRock, Inc., as adjusted: Management believes net income attributable to BlackRock, Inc., as adjusted, and diluted earnings per common share, as adjusted, are useful measures of BlackRock’s profitability and financial performance. Net income attributable to BlackRock, Inc., as adjusted, equals net income attributable to BlackRock, Inc., GAAP basis, adjusted for significant nonrecurring items, charges that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow.

See aforementioned discussion regarding operating income, as adjusted, and operating margin, as adjusted, for information on the PNC LTIP funding obligation and restructuring charge.

For each period presented, the non-GAAP adjustments related to the restructuring charge and PNC LTIP funding obligation were tax effected at the respective blended rates applicable to the adjustment. Amounts for income tax matters represent net noncash (benefits) expense primarily associated with the revaluation of certain deferred tax liabilities related to intangible assets and goodwill as a result of tax rate changes. Amounts have been excluded from the as adjusted results as these items will not have a cash flow impact and to ensure comparability among periods presented.

Per share amounts reflect net income attributable to BlackRock, Inc., as adjusted divided by diluted weighted average common shares outstanding.

(3) Nonvoting participating preferred stock is considered to be a common stock equivalent for purposes of determining basic and diluted earnings per share calculations.

forward-looking statements

This filing, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

BlackRock has previously disclosed risk factors in its Securities and Exchange Commission (“SEC”) reports. These risk factors and those identified elsewhere in this filing, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (9) the potential for human error in connection with BlackRock’s operational systems; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or PNC; (11) changes in law and policy and uncertainty pending any such changes; (12) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (13) the ability to attract and retain highly talented professionals; (14) fluctuations in the carrying value of BlackRock’s economic investments; (15) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of the Company; (16) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (17) the failure by a key vendor of BlackRock to fulfill its obligations to the Company; (18) any disruption to the operations of third parties whose functions are integral to BlackRock’s exchange-traded funds platform; (19) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (20) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.

BlackRock’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and BlackRock’s subsequent filings with the SEC, accessible on the SEC’s website at www.sec.gov and on BlackRock’s website at www.blackrock.com, discuss these factors in more detail and identify additional factors that can affect forward-looking statements. The information contained on the Company’s website is not a part of this filing.

performance notes

Past performance is not indicative of future results. Except as specified, the performance information shown is as of December 31, 2019 and is based on preliminary data available at that time. The performance data shown reflects information for all actively and passively managed equity and fixed income accounts, including US registered investment companies, European-domiciled retail funds and separate accounts for which performance data is available, including performance data for high net worth accounts available as of November 30, 2019. The performance data does not include accounts terminated prior to December 31, 2019 and accounts for which data has not yet been verified. If such accounts had been included, the performance data provided may have substantially differed from that shown.

Performance comparisons shown are gross-of-fees for institutional and high net worth separate accounts, and net-of-fees for retail funds. The performance tracking shown for index accounts is based on gross-of-fees performance and includes all institutional accounts and all iShares funds globally using an index strategy. AUM information is based on AUM available as of December 31, 2019 for each account or fund in the asset class shown without adjustment for overlapping management of the same account or fund. Fund performance reflects the reinvestment of dividends and distributions.

Performance shown is derived from applicable benchmarks or peer median information, as selected by BlackRock, Inc. Peer medians are based in part on data either from Lipper, Inc. or Morningstar, Inc. for each included product.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

	By:	/s/ Gary S. Shedlin
Date: January 16, 2020		Chief Financial Officer and
Senior Managing Director
Gary S. Shedlin